Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables [abstract]
Trade and other payables
Trade and other payables
Trade and other payables represent liabilities for goods and services provided to the Group prior to the end of the reporting period, which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest rate method. Trade payables are non-interest bearing and are normally settled between 70 to 80 days.
The Group participates in various programmes and arrangements with customers designed to increase the sale of our products. The costs of these programmes are recorded as deductions from revenue. Among the programmes are arrangements under which allowances can be earned by customers for attaining agreed upon sales levels or for participating in specific marketing programmes. When these allowances are paid in arrears, the Group accrues the estimated amount to be paid based upon historical customer experience, the programme’s contractual terms, expected customer performance and/or estimated sales volume. The costs of these off-invoice customer marketing costs totalled €5.4 billion, €5.2 billion and €4.1 billion for 2023, 2022 and 2021, respectively.
The following table summarises trade and other payables as at the dates presented:

	Year ended 31 December
	2023	2022
	€ million	€ million
Trade accounts payable(A)	2,306	2,221
Accrued customer marketing costs	1,340	1,348
Accrued deposits	338	288
Accrued compensation and benefits	532	500
Accrued taxes(B)	280	253
Other accrued expenses	438	442
Total trade and other payables	5,234	5,052
(A)Includes amounts of €622 million (2022: €212 million) which are part of a supply chain finance programme facilitated by the Group. The programme permits suppliers to elect on an invoice by invoice basis to receive a discounted payment from the partner bank earlier than the agreed payment terms with the Group. If a supplier makes this election, the value and the due date of the invoice payable by the Group remains unchanged.